CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Jul. 31, 2026	Jul. 31, 2025
Revenues
Rental income	$ 21,094,506	$ 22,469,710
Total revenues	21,094,506	22,469,710
Expenses
Real estate operating expenses	16,107,979	15,655,276
Administrative and general expenses	4,963,853	5,168,751
Depreciation	1,899,239	1,800,015
Total expenses	22,971,071	22,624,042
Loss from operations	(1,876,565)	(154,332)
Other income (expenses)
Dividend and interest income	24,416	26,836
Interest expense, net of capitalized interest	(122,387)	(67,744)
Total other income (expenses)	(97,971)	(40,908)
Loss before income tax	(1,974,536)	(195,240)
Income tax provision (benefit)	(575,000)	(59,000)
Net loss	$ (1,399,536)	$ (136,240)
Loss per common share, basic	$ (0.69)	$ (0.07)
Loss per common share, diluted	$ (0.69)	$ (0.07)
Weighted average common shares outstanding, basic	2,015,780	2,015,780
Weighted average common shares outstanding, diluted	2,015,780	2,015,780